UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 28, 2004

(Date of earliest event reported)

MICROS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

MARYLAND (State of incorporation)	000-09993 (Commission File Number)	52-1101488 (I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland   21046-2289

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On October 28, 2004, MICROS Systems, Inc. issued a press release announcing the results for its fiscal 2005 first quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)	Exhibits

99.1	Press Release of MICROS Systems, Inc. dated October 28, 2004 announcing the results for its fiscal 2005 first quarter ended September 30, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2004

MICROS Systems, Inc. (Registrant)

By:	/s/ Gary C. Kaufman Gary C. Kaufman Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit Index

99.1	Press Release